SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 12, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                   0-26430                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





               3151 EAST WASHINGTON BOULEVARD
                   LOS ANGELES, CALIFORNIA                       90023
          (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         This Current Report on Form 8-K/A of Tarrant Apparel Group (the "Company") amends the Company's Current Report on Form 8-K dated November 12, 2003, and filed with the Securities and Exchange Commission on November 21, 2003, to include the revised version of the Certificate of Determination of Preferences, Rights and Limitations of Series A Preferred Stock of the Company (the "Certificate of Determination"). A copy of the amended Certificate of Determination is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  4.4 Rights Agreement dated as of November 21, 2003, by and between the Company and Computershare Trust Company, as Rights Agent, including the Form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock, attached thereto as Exhibits B and C, respectively. (Previously filed on Form 8-K)

                  4.5 Certificate of Determination of Preferences, Rights and Limitations of Series B Preferred Stock.

                  99.1 Press Release issued by the Company on November 21, 2003. (Previously filed on Form 8-K)


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TARRANT APPAREL GROUP



Date:    December 12, 2003                  By:      /S/ PATRICK CHOW
                                               ---------------------------------
                                                     Patrick Chow
                                                     Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

4.4 Rights Agreement dated as of November 21, 2003, by and between the Company and Computershare Trust Company, as Rights Agent, including the Form of Rights Certificate, and the Summary of Rights to Purchase Preferred Stock, attached thereto as Exhibits B and C, respectively. (Previously filed on Form 8-K)

4.5 Certificate of Determination of Preferences, Rights and Limitations of Series B Preferred Stock.

99.1 Press Release issued by the Company on November 21, 2003. (Previously filed on Form 8-K)


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